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                                                                      EXHIBIT 23


                      Consent of Independent Public Accountants


We consent to the use of our report dated June 24, 1997, on our audit of the financial statements of Sun Valley Ford, included in this Form 8-K/A-1, into Lithia Motors, Inc.'s previously filed Registration Statement File No. 333-21673 on Form S-8.


/s/ MOSS ADAMS LLP
Santa Rosa, California
October 6, 1997